Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Senetek PLC, (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Ryan, President and Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is being furnished pursuant to 18 U.S.C. § 1350.  It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing.

Date: May 24, 2010	/s/ J.P. RYAN

John P. Ryan Chief Executive Officer and Chairman of the Board

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